GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds
Class A, Class B, Class C, Institutional, Service, Class IR and
Class R Shares of the
Goldman Sachs Growth and Income Fund
Goldman Sachs Large Cap Value Fund
(the “Funds”)

Supplement dated September 28, 2010 to the
Prospectuses dated December 29, 2009 (the “Prospectuses”)

Effective December 31, 2010, Eileen Rominger will be retiring from Goldman Sachs Asset Management, L.P. and will no longer be a portfolio manager of the Funds. Effective December 31, 2010, all references to Ms. Rominger in the Prospectuses are deleted in their entirety.

This Supplement should be retained with your Prospectus for future reference.

00076351
EQVALPMSTK 9-10